UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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The RBB Fund Trust

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THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Special Situations Small Cap Equity Fund

Penn Capital Mid Cap Core Fund

(each a “Fund” and collectively, the “Funds”)

September 26, 2024

Dear Shareholder,

The Funds, each a series of The RBB Fund Trust (the “Trust”), will each hold a Special Meeting of Shareholders at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on November 7, 2024 at 10:00 AM Central Time (the “Special Meeting”). A formal notice of the Special Meeting appears on the next pages and is followed by the Proxy Statement for the Special Meeting (the “Proxy Statement”).

The Special Meeting is being called to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital Management Company, LLC (“Penn Capital” or the “Adviser”), the Funds’ current investment adviser. The proposal is discussed below and in the enclosed Proxy Statement.

Approval of New Investment Advisory Agreement

Penn Capital has provided investment advisory services to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “Original Agreement”).

A newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (collectively, the “Acquisition”). The Acquisition closed on July 3, 2024.

The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the Investment Company Act of 1940, as amended, and resulted in the automatic termination of the Original Agreement. To avoid disruption of the Funds’ investment management program, on April 24, 2024, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, with respect to each Fund, and Penn Capital (the “Interim Agreement”), which will be effective for up to 150 days following July 3, 2024 (i.e., until and including November 30, 2024). The terms of the Interim Agreement are the same as those of the Original Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

For Penn Capital to continue serving as each Fund’s investment adviser following the expiration of the Interim Agreement, the Trust is required to seek the approval by the shareholders of the Funds of a new advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “New Advisory Agreement”). Please note that the advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Trust’s Original Agreement. Furthermore, the investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. In addition, the Funds will not bear any portion of the costs related to the change in control.

The Board believes that approving the New Advisory Agreement is in the best interests of the Funds and their shareholders. Accordingly, the Board has unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of each Fund also approve the New Advisory Agreement.

The enclosed Proxy Statement explains the following proposal:

♦	Approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital.

Thank you for your investment in the Funds. I encourage you to exercise your rights in governing the Funds by voting on the proposal. The Board of Trustees unanimously recommends that you vote FOR the proposal above.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Trust to conduct additional proxy solicitations. Please review the Proxy Statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, EQ Fund Solutions toll-free at 1-800-591-8263.

Sincerely,

Steven Plump
President
The RBB Fund Trust
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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on the following proposal affecting The RBB Fund Trust (the “Trust,” each series thereof, a “Fund,” and together, the “Funds”):

Proposal: Approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital Management Company, LLC (“Penn Capital” or the “Adviser”).

Penn Capital has provided investment advisory services to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “Original Agreement”).

A newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transactions closed on July 3, 2024 (the “Acquisition”).

The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the Investment Company Act of 1940, as amended, and resulted in the automatic termination of the Original Agreement. To avoid disruption of the Funds’ investment management program, on April 24, 2024, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, with respect to each Fund, and Penn Capital (the “Interim Agreement”), which will be effective for up to 150 days following July 3, 2024 (i.e., until and including November 30, 2024). The terms of the Interim Agreement are the same as those of the Original Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

For Penn Capital to continue serving as each Fund’s investment adviser following the expiration of the Interim Agreement, the Trust is required to seek the approval by the shareholders of the Funds of a new advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “New Advisory Agreement”). Please note that the advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Trust’s Original Agreement. Furthermore, the investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. In addition, the Funds will not bear any portion of the costs related to the change in control.

Approval of New Advisory Agreement

Q.	Who is Seaport and why did it acquire a majority of the equity interests of Penn Capital?

A.	Seaport Global Holdings LLC is a New York limited liability company located at 360 Madison Avenue, 22nd Floor, New York, NY 10017. Seaport was organized in 2001 and serves as a leading capital markets firm providing robust sales, trading and research services, and the resources of a full-service investment bank. Seaport is principally employee owned and managed. Seaport became the majority owner of Penn Capital, through its newly formed subsidiary, SGAM Advisors LLC, in order to gain access to a quality institutional asset manager and strengthen its investment strategy and product offerings.

Q.	How will this affect my account with the Funds?

A.	The change in control should not affect your account. You can expect the same level of management expertise and quality shareholder service as before the change in control.
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Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes. The investment advisory fee rate applicable to each Fund under the New Advisory Agreement will be identical to the rate currently in effect. The table below shows the contractual advisory fee rates payable by each Fund to Penn Capital under the Original Agreement and under the proposed New Advisory Agreement.

	Contractual Advisory Fee* (as a percentage of average daily net assets) Under the Original Agreement	Contractual Advisory Fee* (as a percentage of average daily net assets) Under the New Advisory Agreement
Penn Capital Short Duration High Income Fund	0.45%	0.45%
Penn Capital Opportunistic High Income Fund	0.72%	0.72%
Penn Capital Mid Cap Core Fund	0.90%	0.90%
Penn Capital Special Situations Small Cap Equity Fund	0.95%	0.95%

*	The contractual advisory fees referenced in the table above and throughout the Proxy Statement are before the impact of any applicable fee waiver and/or expense reimbursement agreement.

With respect to each Fund other than the Penn Capital Short Duration High Income Fund and Penn Capital Opportunistic High Income Fund, the Adviser has agreed to waive all or a portion of its advisory fees, and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of the Fund or any Class thereof, to the extent necessary so that total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) for the Fund or any Class thereof do not exceed the amount listed in the table below.

With respect to each of the Penn Capital Short Duration High Income Fund and Penn Capital Opportunistic High Income Fund, the Adviser has agreed to waive all or a portion of its advisory fees, and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of the Fund or any Class thereof, to the extent necessary so that total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Adviser, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) for the Fund or any Class thereof do not exceed the amount listed in the table below.

Current Expense Limitation
Institutional Class
Penn Capital Short Duration High Income Fund	0.54%
Penn Capital Opportunistic High Income Fund	0.72%
Penn Capital Mid Cap Core Fund	1.06%
Penn Capital Special Situations Small Cap Equity Fund	1.09%

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Upon termination of the Interim Agreement, the contract providing for the above-described current expense limitations for each Fund (the “Current Expense Limitation Agreement”) will also terminate. If shareholders approve the New Advisory Agreement, Penn Capital has agreed to enter into, and the Board has approved, a new expense limitation agreement (the “New Expense Limitation Agreement”) with respect to each Fund that will maintain the above-described current expense limitations for each Fund. The New Expense Limitation Agreement will remain in effect and be contractually binding through December 31, 2025.

Q.	How will the approval of the New Advisory Agreement affect the management and operations of each Fund?

A.	It is expected that the investment advisory personnel who provided services to each Fund under the Original Agreement will continue to do so under the New Advisory Agreement. Furthermore, the investment objective, risks and investment strategies for each Fund will not change because of the approval of the New Advisory Agreement.

Q.	What will happen if shareholders of a Fund do not approve the New Advisory Agreement?

A.	If shareholders of a Fund do not approve the New Advisory Agreement, then the advisory agreement with respect to that Fund will terminate upon the date of the expiration of the Interim Agreement. The Interim Agreement will be effective for up to 150 days following July 3, 2024 (i.e., until and including November 30, 2024). The terms of the Interim Agreement are the same as those of the Original Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. If a Fund’s shareholders approve the New Advisory Agreement at some time on or before November 30, 2024, the Interim Agreement with respect to that Fund will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to Penn Capital. If the New Advisory Agreement is not so approved with respect to a Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Penn Capital. If shareholders of a Fund do not approve the New Advisory Agreement within the term of the Interim Agreement, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the liquidation of that Fund.

General

Q.	Will each Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs ultimately will be borne by the Adviser.

Q.	How does the Board recommend that I vote?

A.	The Board, including all of the Independent Trustees, recommends that you vote in favor of the proposal to approve the New Advisory Agreement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, a Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

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Q.	What’s the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposal. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Trust by at 10 a.m. Central Time on November 6, 2024.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Fund on the “record date,” which was August 30, 2024 (even if that person has since sold those shares), is eligible to vote on the proposals.

Q.	How can I vote?

A.	You may vote in any of four ways:
o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Special Meeting at U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 at 10:00 a.m. Central Time on November 7, 2024.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for each Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Whom should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, EQ Fund Solutions toll-free at 1-800-591-8263.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”
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THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Special Situations Small Cap Equity Fund

Penn Capital Mid Cap Core Fund

(each, a “Fund” and collectively, the “Funds”)

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held November 7, 2024

The Funds, each a series of The RBB Fund Trust (the “Trust”), will hold a Special Meeting of Shareholders at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on November 7, 2024 at 10:00 AM Central Time (the “Special Meeting”) This Special Meeting is being held so that shareholders can consider the following:

1.	A proposal to approve a new advisory agreement between the Trust, on behalf of each Fund, and Penn Capital Management Company, LLC (“Penn Capital”), each Fund’s current investment adviser, as a result of a transaction involving a change of control of Penn Capital.

2.	Any other business that may properly come before the Special Meeting.

The Board of Trustees OF THE TRUST UNANIMOUSLY recommends that you vote IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT.

Penn Capital has provided investment advisory services to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “Original Agreement”).

A newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (THE “ACQUISITION”). The ACQUISITION closed on July 3, 2024.

THE ACQUISITION WAS DEEMED TO RESULT IN A CHANGE OF CONTROL OF PENN CAPITAL PURSUANT TO THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND RESULTED IN THE AUTOMATIC TERMINATION OF THE ORIGINAL AGREEMENT. To avoid disruption of the Funds’ investment management program, on April 24, 2024, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, with respect to each Fund, and Penn Capital (the “Interim Agreement”), which will be effective for up to 150 days following July 3, 2024 (i.e., until and including November 30, 2024). The terms of the Interim Agreement are the same as those of the Original Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

For Penn Capital to continue serving as each Fund’s investment adviser following the expiration of the Interim Agreement, the Trust is required to seek the approval by the shareholders of the Funds of a new advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “New Advisory Agreement”). Please note that the advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Trust’s Original Agreement. Furthermore, the investment advisory personnel who provided services to the Fund under the Original Agreement are expected to continue to do so under the New Advisory Agreement. In addition, the Funds will not bear any portion of the costs related to the change in control.

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Shareholders of record of each Fund at the close of business on the record date, August 30, 2024, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about October 4, 2024 to such shareholders of record.

By Order of the Board of Trustees,

Steven Plump

President

The RBB Fund Trust

September 26, 2024

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Special Situations Small Cap Equity Fund

Penn Capital Mid Cap Core Fund

proxy statement

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

SPECIAL MEETING OF SHAREHOLDERS

November 7, 2024

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of The RBB Fund Trust (the “Trust”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of each series of the Trust (each a “Fund” and together, the “Funds”). The following table identifies the proposal set forth in this proxy statement and indicates which Funds are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal Number	Proposal Description	Funds
1	Approval of a new advisory agreement for the Funds	All Funds (voting separately)

You will find this proxy statement divided into four parts:

Part 1	Provides details on the proposal to approve a new advisory agreement (see page 10)
Part 2	Provides information about ownership of shares of each Fund (see page 18)
Part 3	Provides information on proxy voting and the operation of the Special Meeting (see page 19)
Part 4	Provides information on other matters (see page 22)

Please read the proxy statement before voting on the proposals. Please call toll-free at 1-800-591-8263 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about October 4, 2024.

Annual and Semi-Annual Reports. The Funds’ most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through Penn Capital Management Company, LLC’s website at www.penncapital.com/mutual-funds. You may also request a report by calling toll-free at 1-844-302-PENN (7366).

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on November 7, 2024

The proxy statement for the Special Meeting is available at www.penncapitalfunds.com.

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PART 1

DESCRIPTION OF PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT
(each Fund voting separately)

Introduction

The Special Meeting is being called to consider a proposal necessitated by a transaction involving Penn Capital. A newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”). The transaction closed on July 3, 2024 (the “Acquisition”). The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and resulted in the automatic termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Penn Capital (the “Original Agreement”). If the proposal regarding the approval of a new advisory agreement (the “New Advisory Agreement”) is adopted by the Funds, Penn Capital will continue to serve as the investment adviser to each Fund.

To avoid disruption of the Funds’ investment management program, on April 24, 2024, the Board adopted an interim advisory agreement between the Trust and Penn Capital with respect to each Fund (the “Interim Advisory Agreement”). The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an Interim Advisory Agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

The Interim Advisory Agreement went into effect with respect to each Fund on July 3, 2024. If shareholder approval is not obtained for a Fund with respect to the New Advisory Agreement, the Interim Advisory Agreement will remain in effect (unless sooner terminated) until the earlier of shareholder approval or disapproval of the New Advisory Agreement or 150 days following July 3, 2024 (i.e., until and including November 30, 2024).

During the term of the Interim Advisory Agreement, the advisory fees earned by Penn Capital during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Penn Capital if Fund shareholders approve the New Advisory Agreement with respect to that Fund on or before November 30, 2024. If shareholders of a Fund do not approve the New Advisory Agreement on or before November 30, 2024, then Penn Capital will be paid the lesser of: (i) any costs incurred in performing its services under the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Trust’s previously existing advisory agreement. The material terms of the New Advisory Agreement and previously existing advisory agreement are compared below in “Summary of the New Investment Advisory Agreement and the Previous Investment Advisory Agreement.”

Your approval of the New Advisory Agreement will not result in any change in any of the Funds’ advisory fee rates.

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Information About Penn Capital Management Company, LLC

Penn Capital, a Delaware limited liability company located at 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112, serves as the Funds’ investment adviser. Founded in 1987 by Richard A. Hocker, the Adviser is owned by Penn Capital employees and Seaport, through its subsidiary SGAM Advisors LLC. The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and had approximately $1.7 billion in assets under advisement as of December 31, 2023.

Penn Capital does not currently manage any other registered funds with similar investment strategies and objectives to any of the Funds.

The Acquisition

Pursuant to the terms of the Acquisition, Seaport, through its subsidiary SGAM Advisors LLC, acquired on July 3, 2024 a majority ownership in Penn Capital. The Acquisition was deemed to result in a change of control of the Adviser pursuant to the 1940 Act effective as of July 3, 2024. No assurance can be given that Seaport will permanently retain its interest in Penn Capital. Nevertheless, as of the date of this Proxy Statement, Seaport remains fully committed to Penn Capital and views its current and anticipated interests in Penn Capital as a long-term investment.

Information Concerning Seaport

The following information, which has been provided by Seaport, is intended to give shareholders of the Funds background information concerning Seaport and its business.

Seaport is a New York limited liability company located at 360 Madison Avenue, 22nd Floor, New York, NY 10017. Seaport was organized in 2001 and serves as a leading capital markets firm providing robust sales, trading and research services, and the resources of a full-service investment bank. Seaport is principally employee-owned and managed.

Terms of the Acquisition

The following is a summary of the terms of the Acquisition considered relevant to the Funds:

A newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock in Penn Capital. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport. Seaport’s current interest and certain management authority was deemed to result in a change of control of Penn Capital for purposes of the 1940 Act as of July 3, 2024.

Assuming shareholder approval of the New Advisory Agreement, Penn Capital will continue to serve as each Fund’s investment adviser. Penn Capital currently serves as investment adviser to the Funds pursuant to an Interim Advisory Agreement as described above on page 10 under “Introduction.”

Acquisition Not Expected to Adversely Affect Penn Capital or the Funds

It is not anticipated that the Acquisition and Penn Capital’s affiliation with Seaport will result in any change in the services provided by Penn Capital to the Funds. It is further anticipated that the Acquisition will not diminish in any way the high level of investment advisory service previously provided by Penn Capital and may enhance the services provided to the Funds going forward.

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Impact of the Acquisition on the Funds’ Advisory Agreement and Summary of the Proposal

Shareholders of each Fund are being asked to approve a proposed New Advisory Agreement with Penn Capital. The Acquisition resulted in an “assignment” (as defined in the 1940 Act) of the Funds’ previously existing advisory agreement with Penn Capital effective as of July 3, 2024. As required by the 1940 Act, the previously existing advisory agreement provided for its automatic termination in the event of an assignment. Accordingly, the previously existing advisory agreement terminated on July 3, 2024, and the New Advisory Agreement is necessary if Penn Capital is to continue to manage the Funds beyond the 150-day term of the Interim Advisory Agreement.

Board Considerations and Approval

At a meeting held on August 2, 2024 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of each Fund vote FOR the Proposal to approve the New Advisory Agreement.

In considering the approval of the New Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the New Advisory Agreement in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, including meetings held on held on February 12-13, 2024, March 25, 2024, April 24, 2024, May 15-15, 2024, and June 27, 2024 (collectively, the “Prior Meetings”), the presentations made during the Board Meeting and the Prior Meetings and the discussions held during the Board Meeting and the Prior Meetings. The Trustees reviewed these materials with management of Penn Capital and discussed the New Advisory Agreement with counsel in executive sessions at which no representatives of Penn Capital were present. The Trustees considered whether approval of the New Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Advisory Agreement. Among other things, the Trustees considered information concerning: (i) the nature, extent and quality of the services provided by Penn Capital to the Funds; (ii) descriptions of the experience and qualifications of Penn Capital’s personnel providing those services; (iii) Penn Capital’s investment philosophies and processes; (iv) Penn Capital’s assets under management and client descriptions; (v) Penn Capital’s management fee arrangement with the Trust; (vi) Penn Capital’s compliance policies and procedures; (vii) Penn Capital’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (x) information regarding the performance of each Fund relative to its benchmark index and other funds with similar investments and structure.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees evaluated the nature, extent and quality of the services that Penn Capital would provide under the New Advisory Agreement, which are the same services that Penn Capital provided under the Original Agreement, on the basis of the functions that Penn Capital performs, and the quality and stability of the staff committed to those functions, Penn Capital’s compliance record and financial condition and its background and history in providing services to the Funds under the Original Agreement. Based on the information provided and the Trustees’ prior experience with Penn Capital, the Trustees concluded that the nature and extent of the services that Penn Capital would provide under the New Advisory Agreement, as well as the quality of those services, was satisfactory. Because the services that Penn Capital would provide under the New Advisory Agreement are the same services that Penn Capital provided under the Original Agreement, the Board determined that there would not be any detrimental effects on the management or operations of each Fund.

In this regard, the Trustees considered representations by Penn Capital and Seaport that the Acquisition would not lead to a reduction in the quality or scope of services provided to the Funds. The Trustees took into account that there would be no change (including changes to the investment advisory fee or expense limitation agreement) that would adversely impact Penn Capital’s ability to provide the same quality of services as were provided in the past; that Penn Capital would be sufficiently capitalized following the Acquisition to continue its operations; that there were no material litigation, or regulatory or administrative proceedings pending against Penn Capital or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there were no pending regulatory inquiries by the Securities and Exchange Commission or other regulators involving Penn Capital; and that there were no material compliance issues since the approval of the Original Agreement. The Trustees noted while Seaport has experience in the investment advisory sector through its subsidiary Seaport Global Asset Management LLC, an investment advisor registered with the SEC, Seaport did not have prior experience advising funds registered under the 1940 Act. However, the Funds' investment advisory and certain other personnel continued to provide services to the Funds following the Acquisition.

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Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), Penn Capital represented that it is not aware of any current plans to reconstitute the Board following the Acquisition. Thus, at least 75% of the Trustees of the Trust would not be “interested persons” (as defined in the 1940 Act) of Penn Capital for a period of three years after closing of the Acquisition and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Penn Capital represented that the Acquisition will not have an economic impact on their ability to provide services to the Funds and no fee increases are contemplated. Thus, the Trustees found that the Acquisition would not result in an "unfair burden" (as defined in Section 15(f) during the two-year period following the closing of the Acquisition. Penn Capital represented that neither it nor any interested person of it would receive any compensation from the Funds or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by the Adviser. The Trustees examined fee information for each Fund, including a comparison of such information to other similarly situated Funds, and the total expense ratio of each Fund. In this regard, the Trustees noted that the management fees and total expenses of each Fund and the existing fee waiver arrangements were not expected to change as a result of the Acquisition or approval of the New Advisory Agreement. The Trustees also reviewed analyses of Penn Capital’s estimated profitability related to its provision of advisory services to the Funds. Based on the information provided, the Trustees concluded that the amount of management fees that the Funds currently pay, and would pay under the New Advisory Agreement, to Penn Capital were reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Trustees reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index and to other funds with similar investments and structure. The Trustees also considered Penn Capital’s quarterly portfolio reviews explaining the Funds’ performance and the investment strategies it employs for the Funds. After considering all of the information, the Trustees concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from Penn Capital’s continued provision of investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees determined that the fee schedules in the New Advisory Agreement were reasonable and appropriate.

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Other Benefits to the Adviser. In addition to the above factors, the Trustees also considered other benefits received by Penn Capital from its management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

The Trustees also considered that they would be able to, and intended to, monitor on a regular basis the ability of Penn Capital and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the New Advisory Agreement, the Board would have the authority, should the need arise in its view, to terminate the New Advisory Agreement without penalty upon 60 days' notice to Penn Capital.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, each Trustee based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees, including all of the Independent Trustees, approved the New Advisory Agreement, subject to shareholder approval, for an initial term ending August 16, 2025.

Summary of the New Advisory Agreement and the Original Agreement

Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Original Agreement. The investment advisory services to be provided by Penn Capital and the fee structure under the New Advisory Agreement are identical to the services provided by Penn Capital and the fee structure under the Original Agreement. A copy of the proposed New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, as the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Advisory Services. Both the New Advisory Agreement and the Original Agreement provide that, subject to the supervision of the Board, Penn Capital will provide for the overall management of the Funds including: (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds; (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Funds; (iii) the placement from time to time of orders for all purchases and sales made for the Funds; (iv) monitoring and providing assistance with anticipated purchases and redemptions of creation units by shareholders of the Funds and new investors; (v) determining the amount of the Funds’ cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for the Funds and the securities that will be applicable that day to redemption requests received for the Funds; (vi) the coordination of the Funds’ compliance with rules of the applicable securities exchange; and (vii) the establishment, monitoring and keeping up-to-date of the Funds’ website to comply with applicable law and SEC exemptive orders. In both the New Advisory Agreement and previously existing advisory agreement, the Adviser further agrees that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Trust (or its agents and service providers) prompt and accurate data with respect to each Funds’ transactions and, where not otherwise available, the daily valuation of securities in the Funds.

Brokerage. Both the New Advisory Agreement and the Original Agreement provide that (i) the Adviser, subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities; (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds directly or indirectly; and (iii) without limiting the generality of the foregoing, the Adviser is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser’s overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion.

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Payment of Expenses. Both the New Advisory Agreement and the Original Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with the advisory services provided for the Funds. Each Fund shall bear all of its own expenses not specifically assumed by the Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all Funds by or under the direction of the Fund’s Board of Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by the Funds shall include, but are not limited to, the following (or the Funds’ share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Funds and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Funds by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Funds’ shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund’s trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Funds for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and trustees’ meetings; (o) costs of independent pricing services to value a Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Fund to its trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of a Fund are allocated to such class.

Management Fees. Both the New Advisory Agreement and Original Agreement contain an identical fee structure based on the annual rate of each Fund’s average daily net assets.

Duration and Termination. The Original Agreement, which was last approved by shareholders of each Fund at a special meeting on June 23, 2021, became effective on June 24, 2021 and terminated automatically on July 3, 2024. The New Advisory Agreement will be effective immediately following shareholder approval and will have an initial term ending August 16, 2025. Both the New Advisory Agreement and the Original Agreement contain provisions stating that they will continue in effect from year to year following their respective initial term if such continuance is approved by the Board, on behalf of the Funds, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Both the New Advisory Agreement and the Original Agreement may be terminated with respect to a Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of a Fund, on 60 days' prior written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on 60 days' prior written notice to a Fund. Each of the Original Agreement and the New Advisory Agreement contain a provision stating that they will immediately terminate in the event of its assignment.

Limitation on Liability and Indemnification. Both the New Advisory Agreement and the Original Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). Both the New Advisory Agreement and the Original Agreement provide that the Funds will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

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Expense Limitation Agreements

With respect to each Fund other than the Penn Capital Short Duration High Income Fund and Penn Capital Opportunistic High Income Fund, the Adviser has agreed to waive all or a portion of its advisory fees, and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of the Fund, to the extent necessary so that total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) for the Fund do not exceed the amount listed in the table below.

With respect to each of the Penn Capital Short Duration High Income Fund and Penn Capital Opportunistic High Income Fund, the Adviser has agreed to waive all or a portion of its advisory fees, and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of the Fund, to the extent necessary so that total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Adviser, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) for the Fund do not exceed the amount listed in the table below.

Current Expense Limitation
Institutional Class
Penn Capital Short Duration High Income Fund	0.54%
Penn Capital Opportunistic High Income Fund	0.72%
Penn Capital Mid Cap Core Fund	1.06%
Penn Capital Special Situations Small Cap Equity Fund	1.09%

Upon termination of the Interim Agreement, the contract providing for the above-described current expense limitations for each Fund (the “Current Expense Limitation Agreement”) will also terminate. If shareholders approve the New Advisory Agreement, Penn Capital has agreed to enter into, and the Board has approved, a new expense limitation agreement (the “New Expense Limitation Agreement”) with respect to each Fund that will maintain the above-described current expense limitations for each Fund. The New Expense Limitation Agreement will remain in effect and be contractually binding through December 31, 2025.

Pursuant to the Current Expense Agreement and New Expense Agreement, any waived or reimbursed expenses by the Adviser to the Funds (excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Adviser) are subject to repayment by a Fund in the three years following the end of the month in which the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. Any fees or expenses subject to repayment by a Fund to the Adviser under the Current Expense Agreement will be carried forward to the New Expense Agreement. As of February 29, 2024, the Adviser’s waived fees and paid expenses that are subject to potential recoupment are as follows:

	Fiscal Period Incurred	Amount Subject to Potential Recoupment
Penn Capital Short Duration High Income Fund	August 31, 2021(1)	$31,724
	August 31, 2022	$118,474
	August 31, 2023	$203,627
	February 29, 2024	$86,318
Penn Capital Opportunistic High Income Fund	August 31, 2021(1)	$30,361
	August 31, 2022	$126,522
	August 31, 2023	$171,999
	February 29, 2024	$104,533
Penn Capital Mid Cap Core Fund	August 31, 2021(1)	$20,643
	August 31, 2022	$72,939
	August 31, 2023	$92,617
	February 29, 2024	$48,042
Penn Capital Special Situations Small Cap Equity Fund	August 31, 2021(1)	$17,080
	August 31, 2022	$80,812
	August 31, 2023	$119,334
	February 29, 2024	$77,439

(1)	Period from July 1, 2021 through August 31, 2021.
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Additional Information Pertaining to Penn Capital

The following table sets forth the name, position and principal occupation of each current executive officer and/or manager of Penn Capital as of September 26, 2024. Each individual’s address is c/o Penn Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112.

Name	Principal Occupation at Penn Capital
Pamela Lawrence	President
Eric Green	Chief Investment Officer – Senior Portfolio Manager, Senior Partner
Joseph Maguire	Director of Research – Senior Portfolio Manager, Senior Partner
Martin Keane	Interim Chief Compliance Officer
Martin Keane	Chief Technology Officer
Joseph McDonnell	Vice President of Finance
Robert McLaughlin	Director, Investment Services

During the Funds’ last fiscal year, the Funds did not pay any amount to Penn Capital or any affiliated person of Penn Capital for services to the Fund (other than pursuant to the Original Agreement). There were no brokerage commissions paid by the Funds to affiliated brokers of Penn Capital for the fiscal year ended August 31, 2024.

As of August 30, 2024 (the “Record Date”), there are no officers and/or Trustees of the Trust who are also officers, employees or managers of Penn Capital.

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For the reasons set forth above, the Trustees of THE TRUST UNANIMOUSLY recommend that shareholders OF EACH FUND vote in favor of the new advisory agreement with PENN CAPITAL.

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PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares

Only shareholders of record at the close of business on August 30, 2024, will be entitled to notice of, and to vote at, the Special Meeting. On August 30, 2024, the following shares of each class of the Funds were outstanding and entitled to vote:

Fund	Shares outstanding and entitled to vote
Penn Capital Short Duration High Income Fund
Institutional Class	1,734,333
Penn Capital Opportunistic High Income Fund
Institutional Class	2,232,303
Penn Capital Managed Mid Cap Core Fund
Institutional Class	452,024
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class	3,246,169
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PART 3

INFORMATION ON PROXY VOTING and the operation of THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of a Fund as of the close of business on August 30, 2024 (the “Record Date”) are entitled to vote on all of that Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust is generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of Trustees or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Trust’s By-Laws. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Funds. The Secretary of the Funds is James G. Shaw, and they may be reached at the following address: c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. A proxy shall be deemed executed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the Delaware Statutory Trust Act, as amended) or otherwise) by the shareholder or the shareholder’s attorney-in-fact. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

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Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum.

With respect to a proposal requiring approval of all Fund shareholders voting together as a single class, the presence in person or by proxy of the holders of one-third (33-1/3%) of all shares of the Funds entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. With respect to a proposal requiring approval by each Fund voting separately, the presence in person or by proxy of the holders of one-third (33-1/3%) of the shares of a Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be treated as votes present at the Special Meeting but will not be treated as voted cast at such meeting. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners of other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as votes present at the Special Meeting and will not be treated as votes cast at such meeting.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Trust expects the chairman of the Special Meeting to adjourn the Special Meeting (from time to time in his or her discretion) in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice if the time and place thereof are announced at the Special Meeting at which the adjournment is taken. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Required Vote. As provided under the 1940 Act, approval of the New Advisory Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne by the Adviser. The Trust has engaged EQ Fund Solutions, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates fees to be approximately $15,000 - $16,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of the Trust, or regular employees and agents of Penn Capital, for any involvement in the solicitation of proxies.

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The Trust will not bear any expenses in connection with the Acquisition, including any costs of soliciting shareholder approval. All such expenses ultimately will be borne by Penn Capital.

Voting by Penn Capital

Penn Capital and its affiliates intend to vote shares they own and/or have the power to vote in the same proportion (for and against) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of Funds where Penn Capital and its affiliates own 25% or more of a Fund’s outstanding shares. In the case of Funds where Penn Capital and its affiliates own 25% or more of a Fund’s outstanding shares as of the Record Date, Penn Capital intends to vote those shares in favor of the proposals as they may already be deemed to control those Funds because of the size of their ownership interest.

Ownership of the Funds

As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Institutional Class of each Fund.

Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds as of the Record Date is listed in Exhibit B to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Trust’s address for the Trustee(s) at c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. Other shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

September 26, 2024

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PART 4

OTHER MATTERS

Proxy Statement Delivery

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-591-8263. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-844-302-PENN (7366) or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Principal Offices and Current Service Providers

The President of the Trust is located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. The Trust’s administrator, fund accountant, transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services. The Funds’ principal underwriter/distributor is Foreside Fund Services, LLC.

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EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [ ] by and between The RBB Fund Trust, a Delaware statutory trust (the “Fund”) and Penn Capital Management Company, LLC, a Delaware limited liability company (the “Investment Adviser” or “Penn Capital”).

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to each series of the Fund set forth on Schedule A of this Agreement (each a “Portfolio” and collectively, the “Portfolios”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Fund and the shareholders of the Portfolios have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Trustees of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolios of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolios, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a) Subject to the supervision of the Board of Trustees of the Fund and subject to Section 3 (b) below, the Investment Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolios, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolios. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolios’ respective investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund’s Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolios’ transactions and, where not otherwise available, the daily valuation of securities in the Portfolios.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Trustees of the Fund and the shareholders of the Portfolios), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1.      Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2.      If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of a Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Trustees.

3.      To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or a Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or such Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for a Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause a Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to each Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolios’ securities be purchased from or sold to the Fund’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolios or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for one or more of the Portfolios. The Investment Adviser shall have no obligation to acquire for the Portfolios a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. Each Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund’s Board of Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolios shall include, but are not limited to, the following (or the Portfolios’ share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolios by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolios’ shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund’s trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolios for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and trustees’ meetings; (o) costs of independent pricing services to value a Portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Fund to its trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of a Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolios, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolios’ assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to each Portfolio’s name and all investment models used by or on behalf of the Portfolios. The Investment Adviser may use the Portfolios’ names or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to a Portfolio, the name of that Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to each Portfolio, the Fund will pay the Investment Adviser from the assets of each Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of each Portfolio’s average daily net assets as set forth on Schedule A hereto. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to a Portfolio shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolios will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of a Portfolio who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from a Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Investment Adviser shall provide to each Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to each Portfolio for its undertaking; (b) each Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to each Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Portfolio under this Section shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to a Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and each Portfolio for any claims arising from the use of the term “Penn Capital Investment Company” or “Penn Capital” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolios as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until August 16, 2025. Thereafter, if not terminated, this Agreement shall continue with respect to each Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days’ prior written notice to a Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of that Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

[Name of Fund]

c/o The RBB Fund Trust

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: Steven Plump

If to the Investment Adviser:

Penn Capital Management Company, LLC

[  ]

Attention: [  ]

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND TRUST

By:
Name:
Title:

PENN CAPITAL MANAGEMENT COMPANY, LLC

By:
Name:
Title:

SCHEDULE A

Advisory Fee (as a percentage of average daily net assets)
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Mid Cap Core Fund	0.90%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

EXHIBIT B

5% OR GREATER OWNERSHIP OF A CLASS OF SHARES

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of August 30, 2024. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling a Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Penn Capital Short Duration High Income Fund – Institutional Class
Name and Address	% Ownership	Number of Shares
Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	52.20%	905,401
Newspaper Guild of New York* The New York Times Benefits Fund 1501 Broadway, Suite 1724 New York, NY 10036-5600	25.80%	447,427
National Financial Services LLC* For the Exclusive Benefit of its Customers Attn Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	12.34%	213,979

Penn Capital Opportunistic High Income Fund – Institutional Class
Name and Address	% Ownership	Number of Shares
National Financial Services LLC* For the Exclusive Benefit of its Customers Attn Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	72.41%	1,616,413
Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	23.64%	527,733

Penn Capital Mid Cap Core Fund
Name and Address	% Ownership	Number of Shares
Elizabeth Harris South Plainfield, NJ 07080	27.75%	125,442

Penn Capital Mid Cap Core Fund
Name and Address	% Ownership	Number of Shares
National Financial Services LLC* For the Exclusive Benefit of its Customers Attn Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	21.57%	97,505
SEI Private Trust Company* c/o GWP US Advisors 1 Freedom Valley Drive Oaks, PA 19456-9989	18.90%	85,430
Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	13.33%	60,268
Marion Gorelick Palm Beach, FL 33480	7.12%	32,168

Penn Capital Special Situations Small Cap Equity Fund
Name and Address	% Ownership	Number of Shares
National Financial Services LLC* For the Exclusive Benefit of its Customers Attn Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	62.33%	2,023,327
Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	21.48%	697,331
Pershing LLC* 1 Pershing Plz., FL 14 Jersey City, NJ 07399-0002	5.90%	191,579

*	Owner of Record

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-591-8263 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Penn Capital Mid Cap Core Fund

A SERIES OF THE RBB FUND TRUST

The undersigned, revoking prior proxies, hereby appoints Steven Plump, James G. Shaw and Craig Urciuoli, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders ("Special Meeting") of the Penn Capital Mid Cap Core Fund (the "Fund") to be held on November 7, 2024, at 10:00 AM Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-8263**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 7, 2024. The proxy statement for this meeting is available at:

vote.proxyonline.com/penncapital/docs/2024mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Penn Capital Mid Cap Core Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of The RBB Fund Trust (the "Trust"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" a proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

RBB A SERIES TRUST

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-591-8263 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Penn Capital Opportunistic High Income Fund

A SERIES OF THE RBB FUND TRUST

The undersigned, revoking prior proxies, hereby appoints Steven Plump, James G. Shaw and Craig Urciuoli, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders ("Special Meeting") of the Penn Capital Opportunistic High Income Fund (the "Fund") to be held on November 7, 2024, at 10:00 AM Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-8263**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 7, 2024. The proxy statement for this meeting is available at:

vote.proxyonline.com/penncapital/docs/2024mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Penn Capital Opportunistic High Income Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of The RBB Fund Trust (the "Trust"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" a proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

RBB
A SERIES TRUST

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-591-8263 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Penn Capital Short Duration High Income Fund

A SERIES OF THE RBB FUND TRUST

The undersigned, revoking prior proxies, hereby appoints Steven Plump, James G. Shaw and Craig Urciuoli, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders ("Special Meeting") of the Penn Capital Short Duration High Income Fund (the "Fund") to be held on November 7, 2024, at 10:00 AM Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-8263**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 7, 2024. The proxy statement for this meeting is available at:

vote.proxyonline.com/penncapital/docs/2024mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Penn Capital Short Duration High Income Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of The RBB Fund Trust (the "Trust"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" a proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

RBB
A SERIES TRUST

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-591-8263 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Penn Capital Special Situations Small Cap Equity Fund

A SERIES OF THE RBB FUND TRUST

The undersigned, revoking prior proxies, hereby appoints Steven Plump, James G. Shaw and Craig Urciuoli, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders ("Special Meeting") of the Penn Capital Special Situations Small Cap Equity Fund (the "Fund") to be held on November 7, 2024, at 10:00 AM Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-8263**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 7, 2024. The proxy statement for this meeting is available at:

vote.proxyonline.com/penncapital/docs/2024mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Penn Capital Special Situations Small Cap Equity Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of The RBB Fund Trust (the "Trust"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" a proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]